Supplement dated June 12, 2008

To

DAVIS SERIES

ABC Prospectuses

dated May 1, 2008

In the financial highlights table for Davis Government Money Market Fund Class A, B, C the row entitled “Net Assets, End of Period” is amended and restated as follows:

Net Assets, End of Period (000 omitted)	$596,446	$558,107	$513,221	$572,381	$571,431